                                                                    EXHIBIT 99.3

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The attached tables set forth Transpro's (now known as Proliance International,
Inc.) results of operations for the year ended December 31, 2004 and the three months ended March 31, 2005 as if the merger had occurred on January 1, 2004.
The results for the year ended December 31, 2004 and three months ended March
31, 2005 reflect the Transpro results from continuing operations for that period combined with the Modine Aftermarket Business results for the same periods.
Transpro's balance sheet at March 31, 2005 is combined with the Modine
Aftermarket Business's balance sheet at March 31, 2005. The unaudited pro forma combined financial information assumes that the merger is accounted for using the purchase method of accounting and represents a current estimate based on available information of the combined company's results of operations. The unaudited pro forma combined financial information includes adjustments to record the assets and liabilities of the Modine Aftermarket Business at their estimated fair values and is subject to further adjustment as additional information becomes available and as additional analyses are performed. The unaudited pro forma combined financial statements do not currently include any adjustments to reflect any of the restructuring costs expected to be incurred in order to combine the operations of Transpro and the Modine Aftermarket Business or the anticipated benefits from these actions. These restructuring costs will result from actions taken with respect to both Transpro and Modine Aftermarket
Business operations, facilities and associates. The charges will be recorded based upon the nature and timing of these integration actions. The unaudited pro forma combined financial statements do not reflect any of the synergistic benefits expected by management to be realized in the merger. The unaudited pro forma combined financial information should be read together with, and is qualified in its entirety by, the historical financial statements, including the notes thereto, of Transpro and the Modine Aftermarket Business incorporated by reference or appearing in the Transpro S-4 proxy
statement/prospectus--information statement and herein.

The unaudited pro forma combined financial information described above is being provided for illustrative purposes only. The companies may have performed differently had they actually been combined during the periods presented. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical results that would have been achieved had the companies been combined during the periods presented or of the future results that the combined company will experience.

                                        1

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                    (in thousands, except per share amounts)


                                                                                MODINE
                                                                              AFTERMARKET        PRO FORMA        COMBINED
                                                          TRANSPRO, INC.(a)   BUSINESS (b)      ADJUSTMENTS       PRO FORMA
                                                          -----------------   ------------      -----------       ---------

Net sales...............................................       $218,433        $ 211,708          $    0           $430,141
Cost of sales...........................................        174,575          146,385           3,928 (c)        324,888
                                                              -------------------------------------------------------------
Gross margin............................................         43,858           65,323          (3,928)           105,253
Selling, general and administrative expenses............         39,987           69,263          (9,313)(c)         99,937
Restructuring and other special charges.................              0              (49)              0                (49)
                                                              -------------------------------------------------------------
Operating income (loss) from continuing
  operations............................................          3,871           (3,891)          5,385              5,365
Interest expense........................................          4,812              104               0              4,916
Other (income), net.....................................              0             (126)              0               (126)
                                                              -------------------------------------------------------------
(Loss) income before taxes from continuing
  operations............................................           (941)          (3,869)          5,385                575
Income tax (benefit) provision..........................           (621)          (2,668)          4,989 (d)          1,700
                                                              -------------------------------------------------------------
(Loss) income from continuing operations................       $   (320)       $  (1,201)           $396            $(1,125)
                                                              =============================================================

(Loss) income per common share from continuing operations:
  Basic.................................................       $  (0.05)                                            $ (0.08)
                                                               ========                                             =======
  Diluted...............................................       $  (0.05)                                            $ (0.08)
                                                               ========                                             =======
Weighted average common shares:
  Basic.................................................          7,106                            8,146 (e)         15,252
                                                               ========                           =========================
  Diluted...............................................          7,106                            8,146 (e)         15,252
                                                               ========                           =========================


              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2005
                    (in thousands, except per share amounts)


                                                                                MODINE
                                                                              AFTERMARKET        PRO FORMA         COMBINED
                                                          TRANSPRO, INC.(a)   BUSINESS(b)       ADJUSTMENTS        PRO FORMA
                                                          -----------------   ------------      -----------       ---------

Net sales.............................................         $ 48,308         $ 46,503          $    0           $ 94,811
Cost of sales.........................................           39,341           32,972             490 (f)         72,803
                                                              -------------------------------------------------------------
Gross margin..........................................            8,967           13,531            (490)            22,008
Selling, general and administrative expenses..........           10,575           15,711          (1,979)(f)         24,307
Restructuring and other special charges...............              262                0               0                262
                                                              -------------------------------------------------------------
Operating (loss) income from continuing
  operations..........................................           (1,870)          (2,180)          1,489             (2,561)
Interest expense......................................            1,457               10               0              1,467
Other (income), net...................................                0              (75)              0                (75)
                                                              -------------------------------------------------------------
(Loss) income from continuing operations
  before taxes........................................           (3,327)          (2,115)          1,489             (3,953)
Income tax (benefit) provision........................           (1,055)            (368)          1,673 (d)            250
                                                              -------------------------------------------------------------
(Loss) from continuing operations.....................         $ (2,272)        $ (1,747)          $(184)           $(4,203)
                                                              =============================================================

(Loss) from continuing operations per common share:
  Basic...............................................         $  (0.32)                                            $ (0.28)
                                                               ========                                             =======
  Diluted.............................................         $  (0.32)                                            $ (0.28)
                                                               ========                                             =======
Weighted average common shares:
  Basic...............................................            7,107                            8,146 (e)         15,253
                                                               ========                           =========================
  Diluted.............................................            7,107                            8,146 (e)         15,253
                                                               ========                           =========================


See Notes to Unaudited Pro Forma Combined Statements of Operations.

                                        2

NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

     (a) Information reflects results of continuing operations derived from the historical SEC filings of Transpro. Transpro's reporting year end is
     December 31. Transpro's results for the year ended December 31, 2004 have been derived from Transpro's Form 8-K filed with the SEC on June 15, 2005.

     (b) The amounts included in the annual operating results represent the unaudited information for the Modine Aftermarket Business for the 12 months ended December 26, 2004. The Modine Aftermarket Business was reported as part of Modine Manufacturing Company, which utilizes a March 31 fiscal year end. Results for the Modine Aftermarket Business for the three months ended
     March 31, 2005 are combined with Transpro's results for the three months ended March 31, 2005.

     (c) Represents the reclassification of certain Modine Aftermarket Business expenses from selling, general and administrative expense in order to comply with Transpro methods of accounting ($8.0 million). This impact has been reduced by the amount which would have been capitalized into inventory
     ($0.2 million). Depreciation expense for the Modine Aftermarket Business has been reduced to zero in order to reflect the application of negative goodwill as a result of purchase accounting ($3.9 million in cost of sales;
     $1.3 million in selling, general and administrative expenses). The amounts presented do not include the effect of the fair value adjustment made to inventory.

     (d) Represents a tax provision on the foreign pretax income generated by the entries above. The U.S. federal income tax benefit reported by the
     Modine Aftermarket Business for the period has also been reversed due to the fact that Transpro has recorded a tax valuation reserve.

     (e) Represents the shares issued to Modine shareholders as a result of the merger.

     (f) Represents the reclassification of certain Modine Aftermarket Business expenses from selling, general and administrative expense in order to comply with Transpro methods of accounting ($1.6 million). Depreciation expense for the Modine Aftermarket Business has been reduced to zero in order to reflect the application of negative goodwill as a result of purchase accounting ($1.1 million in cost of sales; $0.4 million in selling, general and administrative expenses). The amounts presented do not include the effect of the fair value adjustment made to inventory.

                                        3

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 MARCH 31, 2005
                                 (in thousands)



                                                                     MODINE
                                                     TRANSPRO,     AFTERMARKET        PRO FORMA                       COMBINED
                                                     INC. (a)      BUSINESS (b)      ADJUSTMENTS                      PRO FORMA
                                                    ----------     ------------      -----------                      ---------

                        ASSETS
Current assets:
  Cash and equivalents............................   $    423        $  7,373          $ (1,073)(c6)                   $  6,723
  Accounts receivable, net........................     38,066          27,513                 0                          65,579
  Inventories, net................................     77,936          67,636             7,491 (c8),(c9)               153,063
  Other current assets............................      2,462           3,189                 0                           5,651
                                                    ---------------------------------------------------------------------------
Total current assets..............................    118,887         105,711             6,418                         231,016
Net property, plant and equipment.................     18,718          22,131           (22,131)(c5),(c11)               18,718
Other assets......................................      6,003           1,321            (2,236)(c2)                      5,088
                                                    ---------------------------------------------------------------------------
Total assets......................................   $143,608        $129,163          $(17,949)                       $254,822
                                                    ===========================================================================

        LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Revolving credit debt and current
    portion of long-term debt.....................   $ 36,908        $      0          $      0                        $ 36,908
  Accounts payable................................     33,612          12,628                 0                          46,240
  Accrued liabilities.............................     16,212          12,874            10,571 (c3),(c4),(c7),(c10)     39,657
                                                    ---------------------------------------------------------------------------
Total current liabilities.........................     86,732          25,502            10,571                         122,805
                                                    ---------------------------------------------------------------------------

Long-term liabilities:
  Long-term debt..................................      1,035               0                 0                           1,035
  Other long-term liabilities.....................      6,536           3,529              (890)(c4)                      9,175
                                                    ---------------------------------------------------------------------------
Total long-term liabilities.......................      7,571           3,529              (890)                         10,210
                                                    ---------------------------------------------------------------------------

Commitments and contingent liabilities:
Stockholders' equity:
  Preferred stock.................................
  Common stock....................................         71               0                81 (c1)                        152
  Paid in capital.................................     55,052               0            50,586 (c1)                    105,638
  Retained earnings...............................        606               0            21,835 (c12)                    22,441
  Accumulated other comprehensive loss............     (6,409)              0                 0                          (6,409)
  Parent equity in subsidiary.....................                    100,132          (100,132)(c)                           0
  Treasury stock..................................        (15)              0                 0                             (15)
                                                    ---------------------------------------------------------------------------
Total stockholders' equity........................     49,305         100,132           (27,630)                        121,807
                                                    ---------------------------------------------------------------------------
Total liabilities and stockholders' equity........   $143,608        $129,163          $(17,949)                       $254,822
                                                    ===========================================================================


See Notes to Unaudited Pro Forma Combined Balance Sheet.

                                        4

               NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

(a) Information was derived from the historical SEC filings of Transpro at March
31, 2005.

(b) Represents the audited assets and liabilities for the Modine Aftermarket
Business as of March 31, 2005 as developed by Modine. Amounts receivable from and payable to affiliates have been included in Modine equity as required by the merger agreement.

(c) This adjustment reflects a preliminary allocation of the purchase price to the identifiable net assets acquired and the excess to negative goodwill.


     (c1)  Issuance of 8,145,795 shares of Transpro common stock to Modine shareholders valued at $6.22 per share, the average closing price of
           Transpro common stock for the two days before and after the merger agreement was announced.

           Common stock........................................................................        $81
           Paid in capital.....................................................................     50,586
                                                                                                  --------
           Total value.........................................................................    $50,667

     (c2)  Transaction costs incurred by Transpro through March 31, 2005.......................      2,236

     (c3)  Additional estimated Transpro transaction costs to be incurred......................      1,782
                                                                                                  --------
           Estimated total consideration.......................................................    $54,685
                                                                                                  --------
     Preliminary estimate of Modine Aftermarket Business net assets acquired:

           Modine Aftermarket Business net assets at March 31, 2005............................   $100,132

     Adjustments:

     (c4)  Estimated adjustment to exclude liabilities not assumed by Transpro per
           the merger agreement ($444 current, $890 long-term).................................      1,334

     (c5)  Adjustment to include additional assets per the merger agreement....................        103

     (c6)  Cash in excess of $6.3 million repaid to Modine.....................................     (1,073)

     (c7)  Adjustment to reflect liability for Modine transaction costs as required by
           the merger agreement................................................................     (3,633)

     (c8)  Preliminary estimate of adjustment to fair value of inventory.......................      4,387

     (c9)  Adjustment to capitalize into inventory certain Modine Aftermarket
           Business expenses in order to comply with Transpro methods of
           accounting..........................................................................      3,104

     (c10) Accrual for estimated restructuring charges associated with Modine
           Aftermarket Business locations and employees. Restructuring costs which are not included on the opening balance sheet will be charged to operating
           results as incurred.................................................................     (5,600)
                                                                                                  --------
           Estimated net assets acquired.......................................................    $98,754
                                                                                                  --------
     Preliminary estimate representing the excess of net assets over total consideration.......    $44,069

     (c11) Write-down property, plant and equipment of Modine Aftermarket
           Business to zero....................................................................    $22,234
                                                                                                  --------
     (c12) Negative goodwill to be recorded in income in connection with the acquisition included in results of operations in the initial year after the
           acquisition.........................................................................    $21,835
                                                                                                  ========


                                        5